CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Hauppauge Digital, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003
                                                     /s/ Kenneth Plotkin
                                                     ---------------------------
                                                     Kenneth Plotkin
                                                     Chief Executive Officer


                                                     /s/ Gerald  Tucciarone
                                                     ---------------------------
                                                     Gerald Tucciarone
                                                     Chief Financial Officer and
                                                     Treasurer